SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549
              ___________________________________________

                              FORM 8-K

                           CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                   Date of Report:  November 7, 1997
                   (Date of earliest event reported)




                     DIAPULSE CORPORATION OF AMERICA
         (Exact name of registrant as specified in its charter)


          Delaware               132-3                   13-5671991
       (State or other     (Commission File Number)     (IRS Employer
        jurisdiction of                                  Identification No.)
        incorporation)



                            321 East Shore Road
                        Great Neck, New York  11023
            (Address of principal executive offices; zip code)


                               (516) 466-3030
            (Registrant's telephone number, including area code)





Item 4. -  Changes in Registrant's Certifying Accountant

(a)	On November 5, 1997, Diapulse Corporation of America (the
        "Registrant") was advised by the independent accounting firm of David Berdon & Co. LLP, One Jericho Plaza, Jericho, New York 11753 ("Berdon") that it had resigned as the independent auditors of the Company.

(b) 	Berdon's report on the financial statements for the years ended
        December 31, 1996 and 1995 did not contain any adverse opinion, disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) The Board of Directors of the Registrant has accepted Berdon's resignation.

(d)	Neither during the audit of the Registrant's two most recent fiscal years, nor during any subsequent interim period preceding Berdon's resignation have there been any disagreements with Berdon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable event.

(e)	The Registrant has provided Berdon with a copy of the disclosures it is making in response to this Item 4. The Registrant has requested that Berdon furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Berdon agrees with the statements made by the registrant in response to this Item 4, and if not, stating the respects in which it does not agree. The registrant has received Berdon's letter, and such letter is filed as an exhibit to this report.

(f) 	Effective November 6, 1997, the registrant has engaged the
        independent accounting firm of Nussbaum Yates & Wolpow, P.C., 445 Broadhollow Road, Melville, NY 11747. The engagement of Nussbaum Yates & Wolpow, P.C. has been approved by the Board of Directors.


Item 7.	- Financial Statements and Exhibits.

     Letter from David Berdon & Co. LLP. dated November 7, 1997.

                              SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             DIAPULSE CORPORATION OF AMERICA



Date:   November 7, 1997
By:

/s/ Jesse Ross
    President






 (David Berdon & Co. LLP letterhead}

                             Exhibit to FORM 8-K


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the accountants for Diapulse Corporation of America, and on April 14, 1997, we reported on the financial statements of Diapulse Corporation of America as of December 31, 1996 and 1995, and for the three years ended December 31, 1996. On November 5, 1997, we resigned as principal accountants of Diapulse Corporation of America. We have read Diapulse Corporation of America's statements included under Item 4 of its Current Report on Form 8-K dated as of November 7, 1997, and we agree with such statements.


Very truly yours,
/s/ DAVID BERDON & CO. LLP
Jericho, NY
November 7, 1997